SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 4, 2002

                              Repligen Corporation
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                         0-14656                04-2729386
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
       Incorporation)                     File Number)       Identification No.)

           41 Seyon Street
        Building #1, Suite 100
        Waltham, Massachusetts                                      02453
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (781) 250-0111

                           No change since last report
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On October 4, 2002, Repligen Corporation issued 696,223 shares of common stock (the "Shares") to ChiRhoClin, Inc. ("CRC") in a private placement transaction as required by the terms of our Licensing Agreement with CRC dated as of September 30, 1999 and in connection with the FDA's approval of SecreFlo(TM), our synthetic secretin product. The issuance of the Shares was a milestone payment in consideration of CRC's success in obtaining FDA approval to market synthetic secretin. Pursuant to the Licensing Agreement, CRC has granted Repligen exclusive world-wide rights to market SecreFlo(TM), synthetic secretin.

There were no underwriters employed in connection with the transaction set forth above. The issuance of securities described above was deemed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering. CRC, the sole recipient of securities in the transaction, represented its intention to acquire the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the share certificate issued in such transaction. CRC represented that it either received adequate information about Repligen or had access, through business or other relationships, to such information and had the opportunity to ask questions of and receive answers from representatives of Repligen concerning the finances, operations and business of Repligen. CRC represented that it was knowledgeable, sophisticated and experienced in making investment decisions of this kind and capable of evaluating the merits and risks of the investment.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Business Acquired: None required.

        (b)   Pro Forma Financial Information: None required.

        (c)   Exhibits:

                  99.1 Licensing Agreement by and between ChiRhoClin, Inc. and Repligen Corporation (filed as Exhibit 10.1 to Repligen Corporation's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999 and incorporated herein by reference).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          REPLIGEN CORPORATION


                                          By:/s/ Walter C. Herlihy
                                             -----------------------------------
                                             Walter C. Herlihy
                                             President, Chief Executive Officer


Date: October 7, 2002


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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
99.1                    Licensing Agreement by and between ChiRhoClin, Inc. and
                        Repligen Corporation (filed as Exhibit 10.1 to Repligen
                        Corporation's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999 and incorporated herein by reference).


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